Financial Risks - Summary of Composition of Impairment Losses and Recoveries (Detail) - EUR (€) € in Millions	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Disclosure of impairment loss recognised or reversed for cash-generating unit [abstract]
Other (none individually greater than EUR 25 million)	€ (49)	€ (24)
Subtotal	(49)	(24)
Total recoveries	66	34
Sub-total	66	34
Net (impairments) and recoveries	€ 17	€ 10